UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          December 28, 2004

NMHG Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	333-89248	31-1637659

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 N.E. Holladay Street,
Suite 1600
Portland, Oregon		97232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (503) 721-6000

N/A

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX

Item 1.01	Entry into a Material Definitive Agreement.

I.   Introduction

     On December 28, 2004, Charles A. Bittenbender, the Assistant Secretary of the NACCO Materials Handling Group, Inc. (the “Company”), which is a wholly owned subsidiary of NMHG Holding Co., executed amendments, effective January 1, 2005, to certain benefit arrangements affecting executive officers in response to the passage of the American Jobs Creation Act of 2004 (the “Jobs Act”). Specifically, Mr. Bittenbender executed amendments to the following Company benefit arrangements:

(1) The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (the “NMHG Unfunded Plan”);

(2) NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (the “NMHG LTIP”);

(3) NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (the “NMHG Senior Executive LTIP”); and

(4) NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (the “UK Plan”).

II.   The Amendment to the NMHG Unfunded Plan

     The amendment to the NMHG Unfunded Plan creates additional sub-accounts within such plan to reflect amounts that are “deferred” as such term is defined in the guidance issued by the Internal Revenue Service with regard to the Jobs Act (the “Guidance”) as of December 31, 2004 and earnings thereon (the “Grandfathered Sub-Accounts”) and amounts that are deferred after December 31, 2004 and earnings thereon (the “Post-2004 Sub-Accounts”). The Grandfathered Sub-Accounts will remain subject to provisions of the plan in effect prior to the enactment of the Jobs Act and the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code, to the extent permitted by the Jobs Act and the Guidance. The Post-2004 Sub-Accounts will be subject to the amended plan provisions that implement the restrictions of the Jobs Act. In addition, the plan was amended to allow participants in the plan to make appropriate deferral elections and to receive distributions under the plan in compliance with the Jobs Act.

     In addition, the amendment to the NMHG Unfunded Plan revises the claims procedures for such plan.

III.   The Amendments to the NMHG LTIP and the NMHG Senior Executive LTIP (collectively, the “LTIP Plans”)

     The amendments to the LTIP Plans create two sets of Awards under each such plan – the “Pre-2005 Awards” for Awards that are “deferred,” as such term is defined in the Guidance, as of December 31, 2004 and the “Post-2004 Awards” for Awards that are deferred after December 31, 2004. The Pre-2005 Awards will remain subject to provisions of the plans in effect prior to the enactment of the Jobs Act and the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code, to the extent permitted by the Jobs Act and the Guidance. The Post-2004 Awards will be subject to the amended plan provisions that implement the restrictions of the Jobs Act. In addition, each of the plans was amended to allow participants in the plans to make appropriate deferral elections and to receive distributions under the plans in compliance with the Jobs Act.

IV.   The Amendment to the UK Plan

     The amendment to the UK Plan temporarily freezes benefit accruals under such plan with the intent being that the freeze will be rescinded in the future.

V.   Exhibits to Current Report on Form 8-K

     Each of the amendments to the NMHG Unfunded Plan, LTIP Plans and the UK Plan is attached to this Current Report on From 8-K and is hereby incorporated herein by reference. Each of the foregoing summaries of the amendments to the NMHG Unfunded Plan, LTIP Plans and UK Plan is qualified in its entirety by reference to the full text of such plan attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits.

                    (c) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 9, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (as amended and restated effective September 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.6 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

10.2	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.7 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

10.3	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.8 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

10.4	Amendment No. 1 and Instrument of Benefit Freeze, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (effective as of October 1, 2002), effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.9 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMHG HOLDING CO.

	By:	/s/ Michael K. Smith

	Name:	Michael K. Smith
	Title:	Vice President Finance & Information Systems and Chief Financial Officer

Date: December 29, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 9, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (as amended and restated effective September 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.6 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

10.2	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.7 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

10.3	Amendment No. 4, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2000) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.8 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).

10.4	Amendment No. 1 and Instrument of Benefit Freeze, dated December 28, 2004, to the NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (effective as of October 1, 2002), effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.9 to NACCO Industries, Inc.’s Current Report on Form 8-K filed on December 28, 2004, Commission File Number 1-9172).